Financial Highlights S-1 Consolidated Balance Sheets S-2 Consolidated Statements of Comprehensive Income S-3 Consolidated Statements of Funds from Operations ("FFO") S-5 Owned Properties Results of Operations S-7 Same Store Owned Properties Operating Expenses S-8 Seasonality of Operations S-9 Seasonality of Operations - Build-up to 2022 Same Store Grouping S-10 Owned Development Update S-11 Third-Party Development Update S-12 Management Services Update S-13 Capital Structure S-14 Interest Coverage S-15 Current Development Pipeline Funding Plan (2022 - 2023) S-16 Outlook - Summary (Full Year and Q1 2022) S-17 2022 Outlook - Detail S-18 Detail of Property Groupings S-19 Definitions S-20 Investor Information S-22 Table of Contents Q4 Supplemental Package February 22, 2022 Exhibit 99.2

Financial Highlights
($ in thousands, except share and per share data)

Operating Data	Three Months Ended December 31,				Year Ended December 31,			
	2021	2020	$ Change	% Change	2021	2020	$ Change	% Change
Total revenues	$ 272,289	$ 232,958	$ 39,331	16.9%	$ 942,409	$ 870,584	$ 71,825	8.3%
Operating income	73,387	51,111	22,276	43.6%	156,560	187,344	(30,784)	(16.4%)
Net income attributable to ACC	40,712	24,807	15,905	64.1%	35,489	72,803	(37,314)	(51.3%)
Net income per share - basic and diluted	0.29	0.18			0.24	0.51		
Funds From Operations - ("FFO") [1]	107,539	89,900	17,639	19.6%	300,794	281,088	19,706	7.0%
FFO per share - diluted [1]	0.76	0.65	0.11	16.9%	2.15	2.02	0.13	6.4%
Funds From Operations - Modified ("FFOM") [1]	105,405	81,773	23,632	28.9%	300,553	275,495	25,058	9.1%
FFOM per share - diluted [1]	0.75	0.59	0.16	27.1%	2.14	1.98	0.16	8.1%

Market Capitalization and Unsecured Notes Covenants [2]	December 31, 2021	December 31, 2020
Debt to total market capitalization	30.5%	37.8%
Net debt to EBITDA [3]	7.3x	8.3x
Unencumbered asset value to total asset value	89.1%	86.5%
Total debt to total asset value	39.1%	41.2%
Secured debt to total asset value	5.9%	7.4%
Unencumbered asset value to unsecured debt	268.9%	255.3%
Interest coverage [3]	3.5x	3.5x

1. Refer to page S-5 for a reconciliation to net income, the most directly comparable GAAP measure.
2. Refer to the definitions outlined on pages S-20 and S-21 for detailed definitions of terms appearing on this page.
3. Refer to calculations on page S-15, including a reconciliation to net income and interest expense, the most directly comparable GAAP measures.

S-1

Consolidated Balance Sheets ($ in thousands) S-2 December 31, 2021 December 31, 2020 (unaudited) Assets Investments in real estate Owned properties, net $ 6,676,811 $ 6,721,744 On-campus participating properties, net 65,559 69,281 Investments in real estate, net 6,742,370 6,791,025 Cash and cash equivalents 120,351 54,017 Restricted cash 14,326 19,955 Student contracts receivable, net 14,187 11,090 Operating lease right of use assets 1 456,239 457,573 Other assets 1 227,113 197,500 Total assets $ 7,574,586 $ 7,531,160 Liabilities and equity Liabilities Secured mortgage and bond debt, net $ 535,836 $ 646,827 Unsecured notes, net 2,773,855 2,375,603 Unsecured term loans, net 199,824 199,473 Unsecured revolving credit facility — 371,100 Accounts payable and accrued expenses 93,067 85,070 Operating lease liabilities 2 496,821 486,631 Other liabilities 2 173,898 185,352 Total liabilities 4,273,301 4,350,056 Redeemable noncontrolling interests 31,858 24,567 Equity American Campus Communities, Inc. and Subsidiaries stockholders' equity Common stock 1,391 1,375 Additional paid in capital 4,694,242 4,472,170 Common stock held in rabbi trust (3,943) (3,951) Accumulated earnings and dividends (1,559,765) (1,332,689) Accumulated other comprehensive loss (14,547) (22,777) Total American Campus Communities, Inc. and 3,117,378 3,114,128 Subsidiaries stockholders' equity Noncontrolling interests - partially owned properties 152,049 42,409 Total equity 3,269,427 3,156,537 Total liabilities and equity $ 7,574,586 $ 7,531,160 1. For purposes of calculating net asset value ("NAV") at December 31, 2021, the company excludes other assets of approximately $7.9 million related to net deferred financing costs on its revolving credit facility and the net value of in-place leases, as well as operating lease right of use assets disclosed above. 2. For purposes of calculating NAV at December 31, 2021, the company excludes other liabilities of approximately $54.1 million related to deferred revenue and fee income, as well as operating lease liabilities disclosed above.

Consolidated Statements of Comprehensive Income
($ in thousands, except share and per share data)

	Three Months Ended December 31, 2021	Three Months Ended December 31, 2020	Three Months $ Change	Year Ended December 31, 2021	Year Ended December 31, 2020	Year $ Change
	(unaudited)			(unaudited)		
Revenues						
Owned properties	$ 251,572	$ 218,068	$ 33,504	$ 889,052	$ 820,699	$ 68,353
On-campus participating properties	10,961	9,710	1,251	31,207	29,906	1,301
Third-party development services	6,428	2,012	4,416	10,191	7,543	2,648
Third-party management services	3,328	3,168	160	11,959	12,436	(477)
Total revenues	**272,289**	**232,958**	**39,331**	**942,409**	**870,584**	**71,825**
Operating expenses (income)						
Owned properties	100,778	93,713	7,065	407,648	378,454	29,194
On-campus participating properties	3,644	3,164	480	14,333	13,521	812
Third-party development and management services	5,236	5,455	(219)	20,613	21,700	(1,087)
General and administrative [1]	11,922	7,211	4,711	45,452	35,774	9,678
Depreciation and amortization	69,294	67,724	1,570	275,597	267,703	7,894
Ground/facility leases	5,528	3,480	2,048	17,673	13,513	4,160
Gain from disposition of real estate	—	—	—	—	(48,525)	48,525
Other operating expenses [2]	2,500	1,100	1,400	4,533	1,100	3,433
Total operating expenses	**198,902**	**181,847**	**17,055**	**785,849**	**683,240**	**102,609**
Operating income	**73,387**	**51,111**	**22,276**	**156,560**	**187,344**	**(30,784)**
Nonoperating income (expenses)						
Interest income	415	363	52	1,374	2,939	(1,565)
Interest expense	(30,305)	(28,500)	(1,805)	(117,793)	(112,507)	(5,286)
Amortization of deferred financing costs	(1,617)	(1,368)	(249)	(5,824)	(5,259)	(565)
Loss from extinguishment of debt [3]	—	—	—	—	(4,827)	4,827
Other nonoperating income [4]	171	3,243	(3,072)	328	3,507	(3,179)
Total nonoperating expenses	**(31,336)**	**(26,262)**	**(5,074)**	**(121,915)**	**(116,147)**	**(5,768)**
Income before income taxes	42,051	24,849	17,202	34,645	71,197	(36,552)
Income tax provision	(340)	(216)	(124)	(1,361)	(1,349)	(12)
Net income	**41,711**	**24,633**	**17,078**	**33,284**	**69,848**	**(36,564)**
Net (income) loss attributable to noncontrolling interests	(999)	174	(1,173)	2,205	2,955	(750)
Net income attributable to ACC, Inc. and Subsidiaries common stockholders	**$ 40,712**	**$ 24,807**	**$ 15,905**	**$ 35,489**	**$ 72,803**	**$ (37,314)**
Other comprehensive income (loss)						
Change in fair value of interest rate swaps and other	2,689	1,837	852	8,230	(5,831)	14,061
Comprehensive income	$ 43,401	$ 26,644	$ 16,757	$ 43,719	$ 66,972	$ (23,253)
Net income per share attributable to ACC, Inc. and Subsidiaries common stockholders						
Basic and diluted	**$ 0.29**	**$ 0.18**		**$ 0.24**	**$ 0.51**	
Weighted-average common shares outstanding						
Basic	**139,156,803**	**137,632,091**		**138,503,705**	**137,588,964**	
Diluted	**140,273,133**	**138,725,378**		**139,703,635**	**138,710,430**	

Refer to the next page for footnote explanations.

S-3

Consolidated Statements of Comprehensive Income ($ in thousands, except share and per share data) S-4 1. The three months ended December 31, 2021 amount includes $0.6 million in consulting, legal, and other related costs incurred in relation to stockholder activism activities in preparation for the company's annual stockholders' meeting. The three months ended December 31, 2020 amount includes $0.2 million in consulting, legal, and other related costs incurred in relation to stockholder activism activities in preparation for the company's annual stockholders' meeting. The year ended December 31, 2021 amount includes $2.6 million in accelerated amortization of unvested restricted stock awards due to the retirement of the company's President in August 2021 and $1.6 million in consulting, legal, and other related costs incurred in relation to stockholder activism activities in preparation for the company's annual stockholders' meeting. The year ended December 31, 2020 amount includes $0.2 million in consulting, legal, and other related costs incurred in relation to stockholder activism activities in preparation for the company's annual stockholders' meeting. 2. The three months ended December 31, 2021 amount includes a $2.5 million charitable donation made to Arizona State University (ASU) in connection with a joint venture transaction. The three months and year ended December 31, 2020 amount includes $1.1 million related to the settlement of a litigation matter. The year ended December 31, 2021 amount includes the charitable donation made to ASU disclosed above and $2.0 million related to the settlement of a litigation matter. 3. The year ended December 31, 2020 amount represents the loss associated with the January 2020 redemption of the company's $400 million 3.35% Senior Notes originally scheduled to mature in October 2020. 4. The three months and year ended December 31, 2020, include a $2.1 million gain in connection with the early repayment of a loan receivable and a $1.1 million gain related to the settlement of a litigation matter.

Consolidated Statements of Funds from Operations ("FFO")
(Unaudited, $ in thousands, except share and per share data)

	Three Months Ended December 31, 2021	Three Months Ended December 31, 2020	Three Months Ended December 31, $ Change	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, $ Change
Net income attributable to ACC, Inc. and Subsidiaries common stockholders	$ 40,712	$ 24,807	$ 15,905	$ 35,489	$ 72,803	$ (37,314)
Noncontrolling interests' share of net income (loss)	999	(174)	1,173	(2,205)	(2,955)	750
Joint Venture ("JV") partners' share of FFO						
JV partners' share of net (income) loss	(848)	272	(1,120)	2,382	3,259	(877)
JV partners' share of depreciation and amortization	(1,901)	(1,911)	10	(7,598)	(7,747)	149
	(2,749)	(1,639)	(1,110)	(5,216)	(4,488)	(728)
Gain from disposition of real estate	—	—	—	—	(48,525)	48,525
Total depreciation and amortization	69,294	67,724	1,570	275,597	267,703	7,894
Corporate depreciation [1]	(717)	(818)	101	(2,871)	(3,450)	579
FFO attributable to common stockholders and OP unitholders	**107,539**	**89,900**	**17,639**	**300,794**	**281,088**	**19,706**
Elimination of operations of on-campus participating properties ("OCPPs")						
Net income from OCPPs	(4,561)	(3,510)	(1,051)	(4,922)	(3,716)	(1,206)
Amortization of investment in OCPPs	(1,989)	(2,050)	61	(8,039)	(8,015)	(24)
	100,989	84,340	16,649	287,833	269,357	18,476
Modifications to reflect operational performance OCPPs						
Our share of net cashflow [2]	392	(273)	665	2,026	1,359	667
Management fees and other	880	727	153	2,015	1,873	142
Contribution from OCPPs	1,272	454	818	4,041	3,232	809
Elimination of loss from extinguishment of debt [3]	—	—	—	—	4,827	(4,827)
Elimination of gain from early repayment of loan receivable	—	(2,136)	2,136	—	(2,136)	2,136
Executive retirement charges [4]	—	—	—	2,588	—	2,588
Elimination of charitable donation [5]	2,500	—	2,500	2,500	—	2,500
Elimination of litigation settlement (gain) expense [6]	—	(1,100)	1,100	2,033	—	2,033
Stockholder engagement and other proxy advisory costs [7]	644	215	429	1,558	215	1,343
Funds from operations-modified ("FFOM") attributable to common stockholders and OP unitholders	**$ 105,405**	**$ 81,773**	**$ 23,632**	**$ 300,553**	**$ 275,495**	**$ 25,058**
FFO per share - diluted	**$ 0.76**	**$ 0.65**		**$ 2.15**	**$ 2.02**	
FFOM per share - diluted	**$ 0.75**	**$ 0.59**		**$ 2.14**	**$ 1.98**	
Weighted-average common shares outstanding - diluted	**140,776,850**	**139,229,095**		**140,207,352**	**139,214,147**	

Refer to the next page for footnote explanations.

S-5

Consolidated Statements of Funds from Operations ("FFO") (Unaudited, $ in thousands, except share and per share data) 1. Represents depreciation on corporate assets not added back for purposes of calculating FFO. 2. 50% of the properties’ net cash available for distribution after payment of operating expenses, debt service (including repayment of principal) and capital expenditures which is included in ground/facility leases expense in the accompanying consolidated statements of comprehensive income (refer to page S-3). During the three months ended December 31, 2020, the company waived its right to one property's 50% share of the net cash flow for the 2019-2020 academic year, which resulted in a $0.6 million reversal of contribution from OCPPs. 3. Represents the loss associated with the January 2020 redemption of the company's $400 million 3.35% Senior Notes originally scheduled to mature in October 2020. 4. Represents accelerated amortization of unvested restricted stock awards due to the retirement of the company's President in August 2021, which is included in general and administrative expenses in the accompanying consolidated statements of comprehensive income. 5. Represents a charitable donation to ASU in connection with the closing of a joint venture transaction in December 2021, which is included in other operating expenses in the accompanying consolidated statements of comprehensive income. 6. Represents expenses or gains associated with the settlement of litigation matters, which are included in other operating expenses and other nonoperating income, respectively, in the accompanying consolidated statements of comprehensive income. 7. Represents consulting, legal, and other related costs incurred in relation to stockholder activism activities in preparation for the company’s 2021 and 2022 annual stockholders' meetings, which are included in general and administrative expenses in the accompanying consolidated statements of comprehensive income. S-6

Owned Properties Results of Operations [1]

($ in thousands)

	Three Months Ended December 31, 2021	2020	$ Change	% Change	Year Ended December 31, 2021	2020	$ Change	% Change
Owned properties revenues								
Same store properties	$ 236,722	$ 214,721	$ 22,001	10.2%	$ 854,933	$ 813,182	$ 41,751	5.1%
New properties	14,850	3,347	11,503		34,119	4,816	29,303	
Sold properties and other [2]	—	—	—		—	2,701	(2,701)	
Total revenues	**$ 251,572**	**$ 218,068**	**$ 33,504**	**15.4%**	**$ 889,052**	**$ 820,699**	**$ 68,353**	**8.3%**
Owned properties operating expenses								
Same store properties [3]	$ 94,996	$ 91,290	$ 3,706	4.1%	$ 390,587	$ 371,732	$ 18,855	5.1%
New properties	5,715	2,342	3,373		16,787	5,341	11,446	
Sold properties and other [2]	67	81	(14)		274	1,381	(1,107)	
Total operating expenses	**$ 100,778**	**$ 93,713**	**$ 7,065**	**7.5%**	**$ 407,648**	**$ 378,454**	**$ 29,194**	**7.7%**
Owned properties net operating income (loss)								
Same store properties	$ 141,726	$ 123,431	$ 18,295	14.8%	$ 464,346	$ 441,450	$ 22,896	5.2%
New properties	9,135	1,005	8,130		17,332	(525)	17,857	
Sold properties and other [2]	(67)	(81)	14		(274)	1,320	(1,594)	
Total net operating income	**$ 150,794**	**$ 124,355**	**$ 26,439**	**21.3%**	**$ 481,404**	**$ 442,245**	**$ 39,159**	**8.9%**

1. Refer to page S-19 for detail of our store groupings.
2. Includes one property sold in 2020, as well as professional fees related to the operation of consolidated joint ventures that are included in owned properties operating expenses in the accompanying consolidated statements of comprehensive income (refer to page S-3). Does not include the allocation of payroll and other administrative costs related to corporate management and oversight.
3. Refer to page S-8 for detail of same store operating expenses.

S-7

Same Store Owned Properties Operating Expenses [1,2]
($ in thousands, except per bed amounts)

	Three Months Ended December 31,						
	2021					2020		
	Total	Per Bed	$ Change From Prior Year	% Change From Prior Year	% of Total Operating Expenses	Total	Per Bed	% of Total Operating Expenses
Property taxes	$ 20,765	$ 218	$ (2,265)	(9.8%)	21%	$ 23,030	$ 241	25%
General & administrative and other	20,144	211	2,165	12.0%	21%	17,979	189	20%
Payroll	17,631	185	(1,150)	(6.1%)	19%	18,781	197	21%
Utilities	19,759	207	1,449	7.9%	21%	18,310	192	20%
Repairs and maintenance	8,454	89	1,479	21.2%	9%	6,975	73	8%
Marketing	4,512	47	1,415	45.7%	5%	3,097	32	3%
Insurance	3,731	39	613	19.7%	4%	3,118	33	3%
Total same store owned operating expenses	**$ 94,996**	**$ 996**	**$ 3,706**	**4.1 %**	**100 %**	**$ 91,290**	**$ 957**	**100 %**
Same store owned beds	**95,365**							

	Year Ended December 31,						
	2021					2020		
	Total	Per Bed	$ Change From Prior Year	% Change From Prior Year	% of Total Operating Expenses	Total	Per Bed	% of Total Operating Expenses
Property taxes	$ 89,237	$ 936	$ (1,211)	(1.3%)	22%	$ 90,448	$ 947	25%
General & administrative and other	77,343	811	3,803	5.2%	20%	73,540	771	20%
Payroll	75,747	794	829	1.1%	19%	74,918	786	20%
Utilities	74,083	777	2,987	4.2%	19%	71,096	746	19%
Repairs and maintenance	45,198	474	7,669	20.4%	12%	37,529	394	10%
Marketing	15,061	158	2,513	20.0%	4%	12,548	132	3%
Insurance	13,918	146	2,265	19.4%	4%	11,653	122	3%
Total same store owned operating expenses	**$ 390,587**	**$ 4,096**	**$ 18,855**	**5.1 %**	**100 %**	**$ 371,732**	**$ 3,898**	**100 %**
Same store owned beds	**95,365**							

1. Refer to the definition of operating expenses on page S-21 for a detailed description of items included in the various expense categories.
2. Refer to page S-19 for detail of our same store groupings.

S-8

Seasonality of Operations[1]

($ in thousands, except per bed amounts)

	Three Months Ended					
	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	Total/Weighted Average-Last Twelve Months
2021 Same Store Properties						
Average number of owned beds	95,365	95,365	95,365	95,365	95,365	95,365
Average physical occupancy for the quarter	*90.5%*	*90.3%*	*83.9%*	*86.4%*	*96.0%*	*89.2%*
Rental revenue per occupied bed per month [2]	$ 786	$ 786	$ 768	$ 775	$ 810	$ 786
Rental revenue	$ 203,449	$ 203,038	$ 184,244	$ 191,476	$ 222,466	$ 801,224
Other income [3]	11,272	12,094	11,464	15,895	14,256	53,709
Total revenue	$ 214,721	$ 215,132	$ 195,708	$ 207,371	$ 236,722	$ 854,933
Property operating expenses	91,290	91,516	92,457	111,618	94,996	390,587
Net operating income	$ 123,431	$ 123,616	$ 103,251	$ 95,753	$ 141,726	$ 464,346
Operating margin	*57.5%*	*57.5%*	*52.8%*	*46.2%*	*59.9%*	*54.3%*
2021 New Properties						
Average number of owned beds	2,496	3,480	4,494	6,153	6,153	5,070
Average physical occupancy for the quarter	*14.5%*	*14.5%*	*15.9%*	*70.2%*	*86.6%*	*53.6%*
Rental revenue per occupied bed per month [2]	$ 1,200	$ 1,343	$ 1,179	$ 859	$ 892	$ 919
Rental revenue	$ 1,303	$ 2,033	$ 2,527	$ 11,133	$ 14,256	$ 29,949
Other income [3]	2,044	1,279	1,388	909	594	4,170
Total revenue	$ 3,347	$ 3,312	$ 3,915	$ 12,042	$ 14,850	$ 34,119
Property operating expenses	2,342	2,404	3,175	5,493	5,715	16,787
Net operating income	$ 1,005	$ 908	$ 740	$ 6,549	$ 9,135	$ 17,332
Operating margin	*30.0%*	*27.4%*	*18.9%*	*54.4%*	*61.5%*	*50.8%*
ALL PROPERTIES						
Average number of owned beds	97,861	98,845	99,859	101,518	101,518	100,435
Average physical occupancy for the quarter	*88.6%*	*87.6%*	*80.8%*	*85.5%*	*95.4%*	*87.4%*
Rental revenue per occupied bed per month [2]	$ 787	$ 789	$ 772	$ 778	$ 815	$ 790
Rental revenue	$ 204,752	$ 205,071	$ 186,771	$ 202,609	$ 236,722	$ 831,173
Other income [3]	13,316	13,373	12,852	16,804	14,850	57,879
Total revenue	$ 218,068	$ 218,444	$ 199,623	$ 219,413	$ 251,572	$ 889,052
Property operating expenses	93,632	93,920	95,632	117,111	100,711	407,374
Net operating income	$ 124,436	$ 124,524	$ 103,991	$ 102,302	$ 150,861	$ 481,678
Operating margin	*57.1%*	*57.0%*	*52.1%*	*46.6%*	*60.0%*	*54.2%*
Sold properties and other [4]						
Total revenue	$ —	$ —	$ —	$ —	$ —	$ —
Property operating expenses	81	71	71	65	67	274
Net operating loss	$ (81)	$ (71)	$ (71)	$ (65)	$ (67)	$ (274)

1. Refer to page S-19 for detail of our store groupings.
2. Rental revenue per occupied bed per month is calculated based upon our net student rental revenue earned during the respective quarter divided by average monthly occupied beds over the periods presented.
3. Other income is all income other than net student rent. This includes, but is not limited to, utility income, damages, parking income, summer conference rent, application and administration fees, income from retail tenants, and the provision for uncollectible accounts.
4. Includes costs related to the operation of consolidated joint ventures as noted on page S-7.

S-9

Seasonality of Operations - Build-up to 2022 Same Store Grouping[1]
($ in thousands, except per bed amounts)

	Three Months Ended March 31, 2021	Three Months Ended June 30, 2021	Three Months Ended September 30, 2021	Three Months Ended December 31, 2021	Total/Weighted Average- Last Twelve Months
2021 Same Store Properties [2]					
Average number of owned beds	95,365	95,365	95,365	95,365	95,365
Average physical occupancy for the quarter	*90.3%*	*83.9%*	*86.4%*	*96.0%*	*89.2%*
Rental revenue per occupied bed per month	$ 786	$ 768	$ 775	$ 810	$ 786
Rental revenue	$ 203,038	$ 184,244	$ 191,476	$ 222,466	$ 801,224
Other income [3]	12,094	11,464	15,895	14,256	53,709
Total revenue	$ 215,132	$ 195,708	$ 207,371	$ 236,722	$ 854,933
Property operating expenses	91,516	92,457	111,618	94,996	390,587
Net operating income	$ 123,616	$ 103,251	$ 95,753	$ 141,726	$ 464,346
Operating margin	*57.5%*	*52.8%*	*46.2%*	*59.9%*	*54.3%*
2022 New Same Store Properties [4]					
Average number of owned beds	869	869	869	869	869
Average physical occupancy for the quarter	*52.6%*	*46.3%*	*72.0%*	*92.3%*	*65.8%*
Rental revenue per occupied bed per month	$ 1,394	$ 1,418	$ 1,316	$ 1,466	$ 1,402
Rental revenue	$ 1,912	$ 1,711	$ 2,471	$ 3,528	$ 9,622
Other income [3]	745	820	286	15	1,866
Total revenue	$ 2,657	$ 2,531	$ 2,757	$ 3,543	$ 11,488
Property operating expenses	887	777	1,014	1,123	3,801
Net operating income	$ 1,770	$ 1,754	$ 1,743	$ 2,420	$ 7,687
Operating margin	*66.6%*	*69.3%*	*63.2%*	*68.3%*	*66.9%*
2022 SAME STORE PROPERTIES					
Average number of owned beds	96,234	96,234	96,234	96,234	96,234
Average physical occupancy for the quarter	*89.9%*	*83.6%*	*86.3%*	*96.0%*	*89.0%*
Rental revenue per occupied bed per month	$ 790	$ 770	$ 778	$ 815	$ 789
Rental revenue	$ 204,950	$ 185,955	$ 193,947	$ 225,994	$ 810,846
Other income [3]	12,839	12,284	16,181	14,271	55,575
Total revenue	$ 217,789	$ 198,239	$ 210,128	$ 240,265	$ 866,421
Property operating expenses	92,403	93,234	112,632	96,119	394,388
Net operating income	$ 125,386	$ 105,005	$ 97,496	$ 144,146	$ 472,033
Operating margin	*57.6%*	*53.0%*	*46.4%*	*60.0%*	*54.5%*

1. Refer to page S-19 for detail of same store groupings.
2. This section presents operating results for the 2021 same store properties from page S-9.
3. Other income is all income other than net student rent. This includes, but is not limited to, utility income, damages, parking income, summer conference rent, application and administration fees, income from retail tenants, and the provision for uncollectible accounts.
4. Includes two development properties opened in 2020 that will become part of the same store grouping for 2022.

S-10

Owned Development Update
($ in thousands)

DISNEY COLLEGE PROGRAM COMPLETED PHASES

University / Market Served	Project	Location	Project Type	Beds [1]	Total Project Cost [1 2]		Opened for Occupancy
Walt Disney World® Resort	Disney College Program Phases I - II	Orlando, FL	ACE	1,627	$	108,500	May & Aug 2020
	Disney College Program Phase III	Orlando, FL	ACE	984		54,400	January 2021
	Disney College Program Phase IV	Orlando, FL	ACE	1,521		84,500	May 2021
	Disney College Program Phase V	Orlando, FL	ACE	1,152		71,900	July 2021
	Disney College Program Phase VI	Orlando, FL	ACE	739		49,800	January 2022
				6,023	$	369,100	

OWNED DEVELOPMENT PROJECTS UNDER CONSTRUCTION [3]

University / Market Served	Project	Location	Project Type	Beds	Estimated Project Cost [2]		Total Costs Incurred as of December 31, 2021		Scheduled Occupancy
Walt Disney World® Resort	Disney College Program Phases VII-VIII [4]	Orlando, FL	ACE	2,208	$	122,800	$	113,587	May & Aug 2022
	Disney College Program Phases IX-X [5]	Orlando, FL	ACE	2,209		122,700		99,164	Jan & May 2023
				4,417	$	245,500	$	212,751	

1. Beds and total project costs per phase amounts may vary from those previously disclosed due to early deliveries of beds at certain phases.
2. In certain instances at ACE properties, the company agrees to construct spaces within the property that will ultimately be owned, managed, and funded by the universities or ground lessors. Such spaces include but are not limited to dining, childcare, retail, academic, and office facilities. Total and Estimated Project Cost excludes the costs of the construction of such facilities, as they will be reimbursed by the ground lessors.
3. Does not include land parcels in thirteen markets totaling $90.8 million.
4. Phase VII, with estimated project costs of $81.4 million and 1,472 beds, is scheduled for occupancy in May 2022. Phase VIII, with estimated project costs of $41.4 million and 736 beds, is scheduled for occupancy in August 2022.
5. Phase IX, with estimated project costs of $81.5 million and 1,473 beds, is scheduled for occupancy in January 2023. Phase X, with estimated project costs of $41.2 million and 736 beds, is scheduled for occupancy in May 2023.

S-11

Third-Party Development Update
($ in thousands)

	Three Months Ended December 31,			Year ended December 31, 2021		
	2021	2020	$ Change	2021	2020	$ Change
Development services revenue [1]	$ 6,428	$ 2,012	$ 4,416	$ 10,191	$ 7,543	$ 2,648

CONTRACTED PROJECTS IN PROGRESS

University Served	Project	Location	Beds	Total Fees	Fees Earned as of December 31, 2021	Fees Earned in Current Year	Remaining Fees as of December 31, 2021	Scheduled Completion
Georgetown University	Capitol Campus Housing	Washington, D.C.	476	$ 3,000	$ 2,352	$ 601	$ 648	August 2022
Concordia University	Phase II	Austin, TX	235	1,300	959	959	341	August 2022
Princeton University	Lake Campus Graduate Housing	Princeton, NJ	604	6,000	2,537	2,537	3,463	August 2023
Drexel University	Kelly Hall Renovation	Philadelphia, PA	410	1,900	1,017	1,017	883	August 2023
University of California, Irvine	Phase V	Irvine, CA	1,077	5,700	1,967	1,967	3,733	September 2023
Massachusetts Institute of Technology	Family & Graduate Housing [2]	Cambridge, MA	676	9,800	—	—	9,800	August 2024
			3,478	$ 27,700	$ 8,832	$ 7,081	$ 18,868	

ON-CAMPUS AWARD PIPELINE [3]

University Served	Project	Location	Anticipated Financing Structure	Anticipated Commencement	Targeted Completion	Estimated Fees
University of Texas at Austin	Graduate Housing	Austin, TX	Third-party	Q2 2022	Fall 2024	$4,500
Emory University	Graduate Housing	Atlanta, GA	Third-party	2022 / 2023	Fall 2024 / 2025	$2,600
University of California, Berkeley	Upper Hearst Development for the Goldman School of Public Policy	Berkeley, CA	Third-party	2022 / 2023	Summer 2024 / 2025	$3,000
	Albany Village Graduate Housing	Berkeley, CA	ACE	2022	Fall 2024	N/A
	Master Development - future phases [4]	Berkeley, CA	TBD	TBD	TBD	TBD
Purdue University	Purdue University Research Foundation	West Lafayette, IN	Third-party	2022 / 2023	Fall 2024 / 2025	$3,900
Northeastern University	Phase II	Boston, MA	ACE	Q1 / Q2 2023	Fall 2025	N/A
University of California, Riverside	Master Development - future phases [4]	Riverside, CA	TBD	TBD	TBD	TBD
Virginia Commonwealth University	Honors College Housing	Richmond, VA	TBD	TBD	TBD	TBD
West Virginia University	Master Development [4]	Morgantown, WV	TBD	TBD	TBD	TBD

1. The year ended December 31, 2021 and 2020 amounts include $1.1 million and $2.3 million, respectively, of revenue earned related to cost savings on previously completed projects.
2. Construction commenced in January 2022.
3. These awards relate to speculative development projects that are subject to final determination of feasibility, negotiation, final award, procurement rules and other applicable law, execution and closing of definitive agreements on terms acceptable to the company, and fluctuations in the construction and financing markets. Anticipated commencement and fees are dependent upon the availability of project financing, which is affected by current capital market conditions. Anticipated commencement and targeted completion dates for certain projects have been delayed due to disruption associated with COVID-19.
4. These projects include awards to develop multiple phases to be completed over several years. The scope, transaction structure, feasibility, fees, and timing will be determined on a phase by phase basis.

S-12

Management Services Update
($ in thousands)

	Three Months Ended December 31,			Year Ended December 31,		
	2021	2020	$ Change	2021	2020	$ Change
Management services revenue	$ 3,328	$ 3,168	$ 160	$ 11,959	$ 12,436	$ (477)

NEW / PENDING MANAGEMENT CONTRACTS

University Served	Project	Location	Approximate Beds	Stabilized Annual Fees [1]	Actual or Anticipated Commencement
University of North Carolina, Chapel Hill	Granville Towers	Chapel Hill, NC	1,315	$ 490	February 2021
University of California, Riverside	North District Phase I	Riverside, CA	1,506	540	September 2021
Ferris State University	Campus Creek Cottages	Big Rapids, MI	368	50	November 2021
	Campus Creek Townhomes	Big Rapids, MI	312	60	November 2021
Morgan State University	Morgan View Phase II	Baltimore, MD	670	200	August 2022
Princeton University	Lake Campus Graduate Housing	Princeton, NJ	604	190	August 2023
University of California, Irvine	Phase V	Irvine, CA	1,077	440	September 2023
			5,852	$ 1,970	

DISCONTINUED MANAGEMENT CONTRACTS

University Served	Project	Location	Beds	2021 Fee Contribution Prior to Termination	Discontinued As Of
University of California, Berkeley	Garden Village	Berkeley, CA	236	$ 50	April 2021
Clark Atlanta University	CAU Suites	Atlanta, GA	598	60	July 2021
	Heritage Commons	Atlanta, GA	455	60	July 2021
Cleveland State University	Euclid Commons	Cleveland, OH	601	130	July 2021
	Fenn Tower	Cleveland, OH	438	40	July 2021
Texas A&M University	The Cambridge @ College Station	College Station, TX	552	30	October 2021
Disney College Program [2]	Various	Orlando, FL	3,771	200	March 2022
Columbus State University	Independence Place	Columbus, GA	555	150	April 2022
			7,206	$ 720	

1. Stabilized annual fees are dependent upon the achievement of anticipated occupancy levels.
2. Represents legacy housing for Disney College Program participants, which has been replaced by the various phases of the company's *Walt Disney World*® Resort owned development project (see page S-11).

S-13

Capital Structure as of December 31, 2021 [1]

($ in millions, except per share data)

Market Capitalization & Unsecured Notes Covenants		
Total Debt [2]	$	3,537
Total Equity Market Value [3]		8,065
Total Market Capitalization		11,602
Debt to Total Market Capitalization		30.5%
Net Debt to EBITDA [4]		7.3x
Total Asset Value [5]	$	9,052
Unencumbered Asset Value		8,066
Unencumbered Asset Value to Total Asset Value		89.1%

	Requirement	Current Ratio
Total Debt to Total Asset Value	≤ 60%	39.1%
Secured Debt to Total Asset Value	≤ 40%	5.9%
Unencumbered Asset Value to Unsecured Debt	> 150%	268.9%
Interest Coverage [4]	> 1.5x	3.5x

	Principal Outstanding [2]	Weighted Average Interest Rate	Average Term To Maturity
Mortgage Loans [6]	$ 461	4.1% [7]	5.3 Yrs
Unsecured Revolving Credit Facility	—	—%	3.4 Yrs
Unsecured Term Loan	200	2.5%	.5 Yrs
Unsecured Notes	2,800	3.5%	5.5 Yrs
On-Campus Participating Properties	76	4.2%	14.4 Yrs
Total/Weighted Average	**$ 3,537**	**3.5%**	**5.4 Yrs**
Variable Rate Debt as % of Total Debt [8]	**0.1 %**		

Debt Maturity Schedule



Unsecured Notes
Mortgage Loans
On-Campus Participating Properties
Unsecured Term Loans
Unsecured Revolving Credit Facility
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
$200
$6
$400
$131
$400
$6
$400
$400
$25
$330
$400
$400
$39
$400
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031+

Weighted Average Interest Rate Of Debt Maturing Each Year

	2022	2023	2024	2025	2026	2027	2028	2029	2030	2031+
Fixed Rate Debt	2.5%	3.8%	4.2%	N/A	3.7%	3.6%	4.1%	2.3%	2.9%	3.9%
Total Debt	2.5%	3.8%	4.2%	7.6%	3.7%	3.6%	4.0%	2.3%	2.9%	3.9%

1. Refer to the definitions outlined on pages S-20 and S-21 for detailed definitions of terms appearing on this page.
2. Excludes net unamortized debt premiums related to mortgage loans assumed in connection with acquisitions of $0.4 million, unamortized original issue discount on unsecured notes of $5.3 million, and unamortized deferred financing costs of $22.1 million.
3. Based on share price of $57.29 and fully diluted share count of 140,771,728 as of December 31, 2021. Assumes conversion of 503,717 common and preferred Operating Partnership units and 1,111,098 unvested restricted stock awards.
4. Refer to calculations on page S-15, including a reconciliation to net income and interest expense, the most directly comparable GAAP measures.
5. Excludes accumulated depreciation of $2.0 billion, receivables and intangible assets, net of accumulated amortization, of $86.6 million, and lease-related right of use assets of $456.2 million.
6. Includes $330.0 million of mortgage debt related to the ACC / Allianz joint venture of which the company has a 55% interest.
7. Including the amortization of net debt premiums related to mortgage loans assumed in connection with property acquisitions, the effective interest rate for fixed rate mortgage loans is 4.1%.
8. The company's variable rate debt consists of the unsecured revolving credit facility and $0.9 million of mortgage debt at one of our on-campus participating properties.

S-14

Interest Coverage [1]
($ in thousands)

	Three Months Ended				
	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	Last Twelve Months
Net income (loss) attributable to ACC, Inc. and Subsidiaries common stockholders	$ 15,618	$ (9,402)	$ (11,439)	$ 40,712	$ 35,489
Net income (loss) attributable to noncontrolling interests	367	(1,651)	(1,920)	999	(2,205)
Interest expense	28,977	29,240	29,271	30,305	117,793
Income tax provision	340	341	340	340	1,361
Depreciation and amortization	68,117	68,741	69,445	69,294	275,597
Amortization of deferred financing costs	1,319	1,418	1,470	1,617	5,824
Share-based compensation	5,148	6,481	4,693	3,531	19,853
Earnings Before Interest, Taxes, Depreciation, and Amortization ("EBITDA")	**$ 119,886**	**$ 95,168**	**$ 91,860**	**$ 146,798**	**$ 453,712**
Pro-forma adjustments to EBITDA [2]					13,326
Adjusted EBITDA					**$ 467,038**
Interest Expense from consolidated statement of comprehensive income	$ 28,977	$ 29,240	$ 29,271	$ 30,305	$ 117,793
Amortization of mortgage debt premiums/discounts	395	340	366	131	1,232
Capitalized interest	2,532	2,367	1,849	1,874	8,622
Change in accrued interest payable	9,248	(7,062)	7,346	(8,617)	915
Cash Interest Expense	**$ 41,152**	**$ 24,885**	**$ 38,832**	**$ 23,693**	**$ 128,562**
Pro-forma adjustments to Cash Interest Expense [2]					4,104
Adjusted Interest Expense					**$ 132,666**
Interest Coverage					**3.5x**

1. Refer to pages S-20 and S-21 for detailed definitions of terms appearing on this page.
2. Adjustment to reflect all acquisitions, development deliveries, dispositions, debt repayments, and debt refinancings as if such transactions had occurred on the first day of the 12 month period presented.

S-15

Current Development Pipeline Funding Plan (2022 - 2023)
($ in millions)

Sources and Uses for Development - As of December 31, 2021

	Estimated Project Cost	Total Costs Incurred	Remaining Capital Needs	
Estimated Capital Uses:				
Development Pipeline[1]:				
Disney College Program Housing				
Phases VII-VIII (2022 deliveries)	$ 123	$ 114	$ 9	
Phases IX-X (2023 deliveries)	123	99	24	
Total	$ 246	$ 213	$ **33**	**A**
Estimated Sources through 2023:			**Capital Sources**	
Cash and Cash Equivalents as of December 31, 2021			$ 120	
Estimated Cash Flow Available for Investment - through 2023 [2]			156	
ASU joint venture - Phase II [3]			280	
Total			$ **556**	**B**
Capital Excess / (Shortfall)			$ **523**	**B-A**

Note: This analysis demonstrates the capital requirements and anticipated funding sources for the developments currently committed, underway, or with expected starts in the current year. As future developments commence, they are expected to be funded via excess capital, additional dispositions, joint ventures, free cash available for investment, and/or capital market transactions. Excess capital represents additional funds available for debt repayment, development and other external growth investment.

1. Includes owned development projects under construction and management's Estimated Project Cost for future development deliveries that are expected to commence construction during the current year, as disclosed on page S-11.
2. Available cash flow is derived from disclosures in our 2020 Form 10-K and is calculated as net cash provided by operating activities of $351.1 million, excluding changes in working capital of $40.9 million plus interest rate swap related items of $1.7 million, less dividend payments of $260.8 million, less principal payments on debt of $11.9 million, less recurring capital expenditures of $20.8 million. This calculation results in available cash flow for investment in 2020 of $15.0 million. Due to the impacts of COVID-19 on the available cash flow for investment in 2020, the Estimated Cash Flow Available for Investment through 2023 assumes available cash flow in 2021 is consistent with levels experienced in 2020, followed by a gradual recovery to fully normalized levels by 2023.
3. Represents estimated gross proceeds to ACC for the second phase of the ASU joint venture transaction, which is expected to be completed in late 2022 or early 2023.

S-16

Outlook - Summary (Full Year and Q1 2022) [1]

($ in thousands, except share and per share data)

	Full Year 2022 Guidance		Q1 2022 Guidance	
	Low	High	Low	High
Net income	$ 73,400	$ 87,300	$ 35,000	$ 37,300
Noncontrolling interests' share of net income	3,900	4,400	2,800	2,900
Joint Venture ("JV") partners' share of FFO				
JV partners' share of net income	(3,700)	(4,200)	(2,800)	(2,900)
JV partners' share of depreciation and amortization	(12,700)	(12,700)	(3,200)	(3,200)
	(16,400)	(16,900)	(6,000)	(6,100)
Total depreciation and amortization	289,400	289,400	71,700	71,700
Corporate depreciation	(3,200)	(3,200)	(800)	(800)
FFO	$ 347,100	$ 361,000	$ 102,700	$ 105,000
Elimination of operations from on-campus participating properties ("OCPP")	(13,700)	(13,300)	(5,900)	(5,800)
Contribution from OCPPs	3,200	3,800	900	1,100
FFOM	$ 336,600	$ 351,500	$ 97,700	$ 100,300
Net income per share - diluted	$ 0.52	$ 0.62	$ 0.25	$ 0.26
FFO per share - diluted	$ 2.46	$ 2.56	$ 0.73	$ 0.74
FFOM per share - diluted	$ 2.39	$ 2.49	$ 0.69	$ 0.71
Weighted-average common shares outstanding - diluted	141,066,600	141,066,600	141,061,800	141,061,800

1. The company believes that the financial results for the year ending December 31, 2022, may be affected by a number of factors, including but not limited to:
   - national and regional economic trends and events;
   - the success of leasing the company's owned properties for the 2022-2023 academic year;
   - the timing and amount of any acquisitions, dispositions or joint venture activity;
   - interest rate risk;
   - the timing of commencement and completion of construction on owned and third-party development projects;
   - university enrollment, funding and policy trends;
   - the outcome of legal proceedings arising in the normal course of business; and
   - the finalization of property tax rates and assessed values in certain jurisdictions.

S-17

2022 Outlook - Detail

($ in thousands, except share and per share data)

FFOM Guidance	Year Ending December 31, 2022 Low	High	Assumptions & Other
Owned Properties			
2022 same store properties			
Rental revenue	$ 856,700	$ 862,700	Assumes academic year 2022/2023 opening rental revenue growth of 3.2% - 4.6%.
Other income	56,600	56,600	
Same store revenue	913,300	919,300	
% growth	*5.4 %*	*6.1 %*	
Same store operating expenses	(410,000)	(407,100)	
% growth	*4.0 %*	*3.2 %*	
Same store net operating income ("NOI")	503,300	512,200	
% growth	*6.6 %*	*8.5 %*	
2022 new properties NOI	37,800	39,800	
2022 other	(400)	(400)	Includes recurring professional fees related to the operation of our consolidated joint ventures.
Total owned properties NOI	$ 540,700	$ 551,600	
Third-party development services revenue	$ 15,200	$ 20,000	See page S-12 for the for third-party development projects that are possible to commence during 2022.
Third-party management services revenue	$ 10,900	$ 11,700	
Third-party development and mgmt. services expenses	$ (19,800)	$ (20,500)	
General and administrative expenses	$ (41,500)	$ (42,700)	
Ground/facility leases expense	$ (27,200)	$ (27,800)	Includes $13.0 million in ground lease expense related to same store ACE properties and $12.8 million related to the operating phases of the Disney College Program development project.
Less: OCPP ground/facility leases expense	$ 1,500	$ 1,900	
Interest income	$ 1,600	$ 1,600	Excludes on-campus participating properties ("OCPPs") for the purposes of calculating FFOM.
Interest expense	$ (122,300)	$ (121,700)	Net of $4.9 million of capitalized interest.
Less: OCPP interest expense	$ 3,000	$ 3,000	
Amortization of deferred financing costs	$ (6,200)	$ (6,200)	Excludes amounts related to OCPPs for the purposes of calculating FFOM.
Corporate depreciation	$ (3,200)	$ (3,200)	Represents depreciation on corporate assets not added back for the purposes of calculating FFO.
OCPP overhead	$ (1,500)	$ (1,700)	
Income tax provision	$ (1,400)	$ (1,400)	
JV partners' share of net income	$ (3,700)	$ (4,200)	JV partners' share of net income plus their share of depreciation and amortization represents total minority JV partners' share of FFO. For the purposes of calculating NAV, the company excludes $23.9 million of NOI and $148.5 million of mortgage debt related to consolidated joint venture partners' share of NOI and any mortgage debt.
JV partners' share of depreciation and amortization	$ (12,700)	$ (12,700)	
Contribution from OCPP	$ 3,200	$ 3,800	Includes the company's 50% share of OCPP net cash flow and management and development fees received, as per the definition of FFOM on page S-20.
FFOM per share - diluted	**$ 2.39**	**$ 2.49**	

1. Refer to page S-19 for detail of the 2022 same store and new property groupings.

S-18

Detail of Property Groupings

As of December 31, 2021

	2021 Grouping				2022 Grouping			
	Same Store Properties		New Properties		Same Store Properties		New Properties	
	# of Properties	Design Beds	# of Properties	Design Beds	# of Properties	Design Beds	# of Properties	Design Beds
Properties Purchased or Developed Prior to January 1, 2020	157	95,365			157	95,365		
2020 Development Deliveries			3	2,496	2	869	1	1,627
2021 Development Deliveries [1,2]			—	3,657			—	3,657
2022 Development Deliveries [1,3]			—	2,947			—	2,947
2023 Development Deliveries [1]			—	2,209			—	2,209
Total Owned Properties	**157**	**95,365**	**3**	**11,309**	**159**	**96,234**	**1**	**10,440**

Grand Total # of Owned Properties (All Groupings)	**160**
Grand Total Owned Design Beds (All Groupings)	**106,674**

Note on Property Portfolio: When disclosing our number of properties and design beds as of a certain date, we include all properties that are owned and operating as of that date, as well as properties that are under construction and anticipated to open for operations in future years. Properties that are in our development pipeline but have not yet commenced construction are not included.

2021: The 2021 same store grouping represents properties owned and operating for both of the entire calendar years ended December 31, 2021 and 2020. This same store grouping will be used for purposes of presenting our 2021 same store operating results.

2022: The 2022 same store grouping represents properties owned and operating for both of the entire calendar years ended December 31, 2022 and 2021. This same store grouping will be used for purposes of presenting our 2022 same store operating results.

1. The Disney College Program project will be delivered in multiple phases over several years with initial deliveries occurring in 2020 and full development completion anticipated in 2023. All phases are counted as one property in the table above. As of December 31, 2021, five phases totaling 5,284 beds were open for occupancy. All phases of the Disney College Program project will be included in our same store results as one property beginning in 2025 once all ten phases have been completed and operating for two full calendar years.
2. Includes 288 beds delivered in July 2021 as a part of Phase V of the Disney College Program which were previously scheduled for delivery in January 2022 as a part of Phase VI.
3. Includes 739 beds delivered as a part of Phase VI for which construction was substantially complete as of December 31, 2021, but were not occupied until January 2022.

S-19

Definitions ACE The company’s American Campus Equity program, whereby the company enters into long-term ground/facility lease agreements with Universities to invest our capital and to develop, own, and operate on-campus student housing communities. Properties under this structure are considered to be owned and are included in the company's consolidated financial statements. Adjusted EBITDA* EBITDA, including pro forma adjustments to reflect acquisitions, development deliveries, and dispositions as if such transactions had occurred on the first day of the 12-month period presented. Adjusted Interest Expense* Interest Expense, including pro forma adjustments to reflect acquisitions, development deliveries, dispositions, debt repayments, and debt refinancings as if such transactions had occurred on the first day of the 12-month period presented. Cash Cash and cash equivalents, determined on a consolidated basis in accordance with GAAP. Cash Interest Expense* Consolidated interest expense calculated in accordance with GAAP, plus amounts which have been deducted and minus amounts which have been added for, without duplication: (i) the amortization of mark-to-market premiums/discounts on mortgage loans assumed in connection with acquisitions; (ii) capitalized interest; and (iii) the change in accrued interest during the period presented. Design Beds Total beds based on the original property design, generally as specified in the construction documents. EBITDA* Consolidated net income calculated in accordance with GAAP, plus amounts which have been deducted and minus amounts which have been added for, without duplication: (i) interest expense; (ii) provision for income taxes; (iii) depreciation, amortization and all other non- cash items; (iv) provision for gains and losses; (v) noncontrolling interests; and (vi) extraordinary and other non-recurring items, as we determine in good faith. Funds from Operations (”FFO”) Determined based on the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”). Calculated as consolidated net income or loss attributable to common shares computed in accordance with GAAP, excluding gains or losses from depreciable operating property sales, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Also excludes non-cash impairment charges. FFO Modified (”FFOM”) FFO modified to reflect certain adjustments related to the economic performance of our on-campus participating properties and other items, as we determine in good faith, that do not reflect our core operations on a comparative basis. The company believes it is meaningful to eliminate the FFO generated from the on-campus participating properties and instead to reflect the company's 50% share of the properties' net cash flow and management and development fees received, as this measure better reflects the economic benefit derived from the company's involvement in the operation of these properties. GAAP Accounting principles generally accepted in the United States of America. Interest Coverage* Adjusted EBITDA / Adjusted Interest Expense. Net Debt* Total Debt less Cash. Net Debt to EBITDA* Net Debt divided by Adjusted EBITDA. Net Operating Income “NOI” Property revenues less direct property operating expenses, excluding depreciation, but including an allocation of costs related to corporate management and oversight. * These definitions are provided for purposes of calculating the company’s unsecured notes covenants and other key ratios. S-20

Definitions On-campus Participating Properties ("OCPPs") A transaction structure whereby the company enters into long-term ground/facility lease agreements with Universities to develop, construct, and operate student housing communities. Under the terms of the leases, title to the constructed facilities is held by the University/lessor and such lessor receives 50% of net cash flows, as defined, on an annual basis through the term of the lease. Operating Expenses General & administrative and other expenses include security costs, shuttle costs, and property-level general and administrative costs as well as an allocation of costs related to corporate management and oversight. Also includes acquisition integration costs, food service, and other miscellaneous expenses. Utilities expense represents gross expenses prior to any recoveries from tenants, which are reflected in owned properties revenues. Payroll expense includes payroll and related expenses for on-site personnel including general managers, maintenance staff, and leasing staff. Repairs and maintenance expense includes general maintenance costs such as interior painting, routine landscaping, pest control, fire protection, snow removal, elevator maintenance, roof and parking lot repairs, and other miscellaneous building repair costs. Also includes costs related to the annual turn process. Marketing expense includes costs related to property marketing campaigns associated with our ongoing leasing efforts. Physical Occupancy Occupied beds, including staff accommodations, divided by Design Beds. Rentable Beds Design Beds less beds used by on-site staff. Same Store Grouping Properties owned and operating for both of the entire annual periods presented, which are not conducting or planning to conduct substantial development, redevelopment, or repositioning activities, and are not classified as held for sale as of the current period-end. Includes the full operating results of properties owned through joint ventures in which the company has a controlling financial interest and which are consolidated for financial reporting purposes. Secured Debt* The portion of Total Debt that is secured by a mortgage, trust, deed of trust, deed to secure indebtedness, pledge, security interest, assignment of collateral, or any other security agreement. Total Asset Value* Undepreciated book value of real estate assets and all other assets, excluding receivables, intangibles, and right of use assets, of our consolidated subsidiaries, all determined in accordance with GAAP. Total Debt* Total consolidated debt calculated in accordance with GAAP, including finance leases and excluding mark-to-market premiums/ discounts on mortgage loans assumed in connection with acquisitions, the original issued discount on unsecured notes, and deferred financing costs. Total Equity Market Value Fully diluted common shares times the company’s stock price at period-end. Unencumbered Asset Value* The sum of (i) the undepreciated book value of real estate assets which are not subject to secured debt; and (ii) all other assets, excluding accounts receivable and intangibles, for such properties. Does not include assets of unconsolidated joint ventures. Unsecured Debt* The portion of Total Debt that is not Secured Debt. * These definitions are provided for purposes of calculating the company’s unsecured notes covenants and other key ratios. S-21

Investor Information

Executive Management

Bill Bayless	Chief Executive Officer
Jennifer Beese	President & Chief Operating Officer
Daniel Perry	Chief Financial Officer
William Talbot	Chief Investment Officer
Kim Voss	Chief Accounting Officer

Research Coverage

Jeffery Spector / Joshua Dennerlein	BofA Securities	(646) 855-1363 / (646) 855-1681	jeff.spector@bofa.com / joshua.dennerlein@bofa.com
Neil Malkin	Capital One	(571) 633-8191	neil.malkin@capitalone.com
Michael Bilerman / Nick Joseph	Citigroup Equity Research	(212) 816-1383 / (212) 816-1909	michael.bilerman@citi.com / nicholas.joseph@citi.com
Derek Johnston / Tom Hennessy	Deutsche Bank Securities, Inc.	(212) 250-5683 / (212) 250-4063	derek.johnston@db.com / tom.hennessy@db.com
Steve Sakwa / Samir Khanal	Evercore ISI	(212) 446-9462 / (212) 888-3796	steve.sakwa@evercoreisi.com / samir.khanal@evercoreisi.com
Chandni Luthra	Goldman Sachs	(212) 902-5533	chandni.luthra@gs.com
John Pawlowski / Alan Peterson	Green Street Advisors	(949) 640-8780 / (949) 640-8780	jpawlowski@greenstreetadvisors.com / apeterson@greenstreetadvisors.com
Anthony Paolone / Nahom Tesfazghi	J.P. Morgan Securities	(212) 622-6682	anthony.paolone@jpmorgan.com / nahom.tesfazghi@jpmchase.com
Jordan Sadler / Austin Wurschmidt	KeyBanc Capital Markets	(917) 368-2280 / (917) 368-2311	jsadler@key.com / awurschmidt@key.com
Alexander Goldfarb	Piper Sandler & Co.	(212) 466-7937	alexander.goldfarb@psc.com

American Campus Communities, Inc. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding American Campus Communities, Inc.'s performance made by such analysts are theirs alone and do not represent the opinions, forecasts or predictions of the company or its management. American Campus Communities, Inc. does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

Corporate Headquarters

American Campus Communities, Inc.
12700 Hill Country Blvd., Suite T-200
Austin, Texas 78738

Tel: (512) 732-1000
Fax: (512) 732-2450
www.americancampus.com

Investor Relations

Ryan Dennison
SVP, Capital Markets and Investor Relations

(512) 732-1000
rdennison@americancampus.com

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Forward-looking Statements and Non-GAAP Financial Measures In addition to historical information, this press release contains forward-looking statements under the applicable federal securities law. These statements are based on management’s current expectations and assumptions regarding markets in which American Campus Communities, Inc. (the “company”) operates, operational strategies, anticipated events and trends, the economy, and other future conditions. Forward- looking statements are not guarantees of future performance and involve certain risks and uncertainties, which are difficult to predict. These risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward looking-statements include those related to the COVID-19 pandemic, about which there are still many unknowns, including the duration of the pandemic and the extent of its impact, and those discussed in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2020 under the heading “Risk Factors” and under the heading “Business - Forward-looking Statements” and subsequent quarterly reports on Form 10-Q. We undertake no obligation to publicly update any forward-looking statements, including our expected 2022 operating results, whether as a result of new information, future events, or otherwise. This presentation contains certain financial information not derived in accordance with United States generally accepted accounting principles (“GAAP”). These items include earnings before interest, tax, depreciation and amortization (“EBITDA”), net operating income (“NOI”), funds from operations (“FFO”) and FFO-Modified (“FFOM”). Refer to Definitions for a detailed explanation of terms appearing in the supplement. The company presents this financial information because it considers each item an important supplemental measure of its operating performance and believes it is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. These measures should not be considered as alternatives to net income or loss computed in accordance with GAAP as an indicator of the company's financial performance or to cash flow from operating activities computed in accordance with GAAP as an indicator of its liquidity, nor are these measures indicative of funds available to fund its cash needs, including its ability to pay dividends or make distributions.